UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21633

Cohen & Steers Dividend Majors Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2006

Item 1. Reports to Stockholders.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

August 9, 2006

To Our Shareholders:

We are pleased to submit to you our report for the six months ended June 30, 2006. The net asset value at that date was $21.50 per common share. The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value; at period end, the fund's closing price on the NYSE was $18.25. The total return, including income, for Cohen & Steers Dividend Majors Fund and the comparative benchmarks were:

Six Months Ended 06/30/06
Cohen & Steers Dividend Majors Fund at Market Value[a]	10.70%
Cohen & Steers Dividend Majors Fund at Net Asset Value[a]	9.90%
S&P 500 Index[b]	2.71%
Blend—50% S&P 500 Index/50% FTSE NAREIT Equity REIT Index[b]	7.80%

Three monthly dividends of $0.10 per common share were declared and will be paid to common shareholders on July 31, 2006, August 31, 2006 and September 29, 2006.c

Investment Review

U.S. common stocks faced a challenging environment in the first half of 2006, as economic, political and corporate events took back in the second quarter some of the gains seen in the first. Nevertheless, U.S. stocks managed to end June ahead for the period in the face of growing turmoil in the Middle East, rising oil prices and a steady increase in interest rates.

a  As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.

b  The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The FTSE NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

c  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year on form 1099-DIV. To the extent the fund pays distributions in excess of its net investment company taxable income, this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record would be notified of the approximate amount of capital returned for each such distribution. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

High-dividend-paying common stocks outpaced the broader markets on a total return basis. Common stocks in the Dow Jones Select Dividend Index had a total return of 5.0%, compared with the S&P 500 Index's 2.7% total return. The fund's allocation to REITs, which had a 12.9% total return as measured by the FTSE NAREIT Equity REIT Index, contributed to its outperformance relative to the broad market averages.

Strong fundamentals propelled real estate stocks to new highs in the first quarter, easily outpacing the broader markets. While the concerns about inflation, rising interest rates and potentially slower economic growth that affected the broader markets also affected REITs, continued positive developments in fundamentals drove REIT stocks back up to within a couple of percentage points of their first-quarter closing.

Of the key industry groups within the S&P 500 Index, telecom services (13.8%) and energy (13.7%) produced the best returns. Telecom's performance reflects potential earnings improvements from capital spending, while energy stock prices increased due to concerns about volatility in the Middle East, refining capacity and potential supply disruptions.

Utility companies in the S&P 500 Index also performed well, with a 4.5% total return. The group benefited from a strong earnings-growth outlook, corporate restructuring activity and from its perceived safe haven status amid continued equity market volatility and a slowing economy. On the downside, the worst performing sectors in the S&P 500 Index for the six-month period included information technology (–5.9%), health care (–3.8%) and consumer discretionary (2.5%).

Three of the fund's top performers were U.S. REIT holdings—SL Green Realty and Boston Properties, both office REITs, and AvalonBay Communities, an apartment REIT. Other top performers were Marathon Oil, Heinz and Oneok, a natural gas utility. The fund's underperforming equities for the six-month period were Dow Chemical, Sonoco and Weyerhaeuser. Dow cited increased costs for raw materials as a reason for its lower earnings, and Weyerhaeuser reported lower second-quarter earnings from its wood products and real estate operations.

Investment Outlook

At the mid-point of 2006, energy, prices and Federal Reserve monetary policy continue to dominate economic forecasts. Global political tensions have increased, forcing oil prices higher and dampening market sentiment. Meanwhile, hints that the Federal Reserve may pause from its steady stream of rate hikes have emerged, though these are partially predicated on slowing inflation, a condition that higher oil prices do not support.

We believe that equities are reasonably priced and offer attractive long-term return potential. Cash and marketable securities on balance sheets of S&P 500 companies continue to grow as U.S. companies are generating vast amounts of free cash while finding fewer high-return opportunities in which to invest. Financial strength among large U.S. corporations is the highest it has been in some time, and productivity gains give some assurance that credit risks have declined. Moreover, the market's second-quarter price decline provides a potentially attractive entry point, as valuations have begun to discount a slowing economic environment. We would agree that the

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

economy will slow; the magnitude of the slowdown is open to question. We believe strong economic data from Japan, Europe and China suggest that the U.S. economy can continue to expand, albeit at a slower pace. Growth in Europe and Japan could provide much-needed assistance to a tiring U.S. economy that has been a top contributor to the world's economy over the past several years. Recently amassed wealth in Russia and other oil-producing countries will, in our view, also aid global GDP growth and create demand for U.S. exports.

So the question becomes, "Will political tensions ease enough to permit oil prices to decrease and repel a two-pronged attack from higher energy costs and potentially higher interest rates?" After all, if oil prices decline, the benefits are two-fold: lower costs and less upward pressure on interest rates due to easing inflation, both of which are positives for equities. Larger, stable companies with consistent earnings and dividends should perform better than smaller speculative companies in these uncertain times, in our view. With the S&P 500 trading at a reasonable 17 times trailing earnings (versus a 5-year average of 27 times earnings) and a forward P/E of less than 15 times earnings, we believe equities are positioned to perform well over the next full market cycle.

With respect to the fund's REIT allocation, during the second quarter, as it became apparent that rising inflation was going to require the Fed to slow U.S. GDP growth, the specter of "stagflation" reared its ugly head in the financial press for the first time since the 1970s. What could this imply for real estate stocks?

Historically, inflation has not harmed land values the way it has harmed other financial assets. In fact, land's value has continued to increase as long as the surrounding economic activity has increased, regardless of the monetary price level. Witness the net contraction of REIT multiples during the disinflationary 1980s and 1990s, and the expansion of REIT multiples since deflationary fears evaporated in 2003. While past performance is not necessarily indicative of future results, since the beginning of the modern REIT era in 1993, REIT stocks on average have increased their dividends at levels greater than the rate of inflation in every single year.

We continue to find opportunities in what should be a relatively low-return environment, illustrated by the 5.1% yield on the 10-year Treasury bond as of June 30, 2006. We believe that high-dividend-paying common stocks continue to offer competitive return potential with potentially lower volatility. Furthermore, if we continue to be in a low-return cycle for equities in general, the relative appeal of dividends should be enhanced. We expect dividend growth to remain strong, and see compelling valuations that offer the potential for solid, long-term capital appreciation.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	JAMES S. CORL

Portfolio Manager	Portfolio Manager

RICHARD E. HELM	WILLIAM F. SCAPELL

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

JUNE 30, 2006
Top Ten Holdings
(Unaudited)

Security	Market Value	% of Net Assets
1. Boston Properties	$9,112,320	3.3%
2. AvalonBay Communities	8,064,198	2.9
3. Vornado Realty Trust	8,047,875	2.9
4. SL Green Realty Corp.	7,564,377	2.7
5. Simon Property Group	6,527,378	2.4
6. Macerich Co.	6,303,960	2.3
7. AGL Resources	5,809,488	2.1
8. Washington Mutual	5,692,942	2.1
9. Bank of America Corp.	5,598,840	2.0
10. National City Corp.	5,562,403	2.0

Sector Breakdown
(Based on Net Assets)
(Unaudited)

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2006 (Unaudited)

		Number of Shares	Value
COMMON STOCK	99.8%
BASIC MATERIALS	5.1%
CHEMICALS	4.5%
Dow Chemical Co.		82,800	$3,231,684
E.I. Du Pont De Nemours & Co.		85,100	3,540,160
Eastman Chemical Co.		70,000	3,780,000
PPG Industries		28,700	1,894,200
			12,446,044
FOREST PRODUCTS & PAPER	0.6%
Weyerhaeuser Co.		24,600	1,531,350
TOTAL BASIC MATERIALS			13,977,394
COMMERCIAL SERVICES	2.5%
OFFICE/BUSINESS EQUIPMENT	1.2%
Pitney Bowes		82,700	3,415,510
PRINTING	1.3%
RR Donnelley & Sons Co.		110,200	3,520,890
TOTAL COMMERCIAL SERVICES			6,936,400
CONSUMER—CYCLICAL	2.0%
APPAREL	0.7%
Limited Brands		74,900	1,916,691
HOUSEWARE	1.3%
Newell Rubbermaid		142,500	3,680,775
TOTAL CONSUMER—CYCLICAL			5,597,466
CONSUMER—NON-CYCLICAL	11.5%
AGRICULTURE	2.0%
Altria Group		73,700	5,411,791
BEVERAGE	1.4%
Anheuser-Busch Companies		41,900	1,910,221
Coca Cola Co.		42,500	1,828,350
			3,738,571

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
FOOD	3.1%
General Mills		37,100	$1,916,586
Heinz HJ Co.		72,400	2,984,328
Kellogg Co.		74,000	3,583,820
			8,484,734
HOUSEHOLD PRODUCTS	2.0%
Avery Dennison Corp.		30,000	1,741,800
Kimberly Clark Corp.		61,700	3,806,890
			5,548,690
PHARMACEUTICAL	3.0%
Abbott Laboratories		40,300	1,757,483
Eli Lilly and Co.		31,700	1,752,059
Pfizer		209,000	4,905,230
			8,414,772
TOTAL CONSUMER—NON-CYCLICAL			31,598,558
ENERGY—OIL & GAS	2.1%
ChevronTexaco Corp.		62,900	3,903,574
ConocoPhillips		29,100	1,906,923
			5,810,497
FINANCIAL	16.4%
BANK	12.3%
Bank of America Corp.		116,400	5,598,840
Comerica		72,800	3,784,872
Fifth Third Bancorp		92,500	3,417,875
First Horizon National Corp.		124,850	5,018,970
KeyCorp		143,000	5,102,240
National City Corp.		153,700	5,562,403
US Bancorp		175,100	5,407,088
			33,892,288
DIVERSIFIED FINANCIAL SERVICES	2.0%
Citigroup		115,100	5,552,424

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
SAVINGS & LOAN	2.1%
Washington Mutual		124,900	$5,692,942
TOTAL FINANCIAL			45,137,654
INDUSTRIAL	5.7%
BUILDING PRODUCTS	0.6%
Masco Corp.		56,500	1,674,660
CONTAINERS & PACKAGING	0.6%
Sonoco Products Co.		54,300	1,718,595
DIVERSIFIED MANUFACTURING	2.6%
General Electric Co.		105,600	3,480,576
Leggett & Platt		73,300	1,831,034
3M Co.		24,200	1,954,634
			7,266,244
ENVIRONMENTAL CONTROL	0.5%
Waste Management		36,700	1,316,796
METAL FABRICATE/HARDWARE	1.4%
Worthington Industries		183,800	3,850,610
TOTAL INDUSTRIAL			15,826,905
REAL ESTATE	36.1%
DIVERSIFIED	4.4%
Entertainment Properties Trust		95,500	4,111,275
Vornado Realty Trust		82,500	8,047,875
			12,159,150
HEALTH CARE	1.5%
Ventas		118,000	3,997,840
INDUSTRIAL	0.9%
AMB Property Corp.		51,000	2,578,050

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
OFFICE	11.1%
Alexandria Real Estate Equities		35,200	$3,121,536
Boston Properties		100,800	9,112,320
Brookfield Properties Corp.		166,600	5,359,522
Kilroy Realty Corp.		74,100	5,353,725
SL Green Realty Corp.		69,100	7,564,377
			30,511,480
OFFICE/INDUSTRIAL	1.4%
Liberty Property Trust		87,600	3,871,920
RESIDENTIAL—APARTMENT	4.5%
AvalonBay Communities		72,900	8,064,198
Essex Property Trust		39,200	4,377,072
			12,441,270
SELF STORAGE	1.5%
Public Storage		52,600	3,992,340
SHOPPING CENTER	10.8%
COMMUNITY CENTER	3.8%
Developers Diversified Realty Corp.		75,200	3,923,936
Kimco Realty Corp.		72,700	2,652,823
Pan Pacific Retail Properties		58,100	4,030,397
			10,607,156
REGIONAL MALL	7.0%
CBL & Associates Properties		100,700	3,920,251
General Growth Properties		55,200	2,487,312
Macerich Co.		89,800	6,303,960
Simon Property Group		78,700	6,527,378
			19,238,901
TOTAL SHOPPING CENTER			29,846,057
TOTAL REAL ESTATE			99,398,107

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
TELECOMMUNICATIONS	3.3%
Bellsouth Corp.		101,700	$3,681,540
Verizon Communications		157,700	5,281,373
			8,962,913
UTILITIES	15.1%
ELECTRIC—INTEGRATED	13.0%
Dominion Resources		27,600	2,064,204
DTE Energy Co.		127,500	5,194,350
Energy East Corp.		207,300	4,960,689
Exelon Corp.		32,200	1,829,926
FPL Group		88,000	3,641,440
Pinnacle West Capital Corp.		135,300	5,399,823
PPL Corp.		115,600	3,733,880
SCANA Corp.		133,000	5,131,140
WPS Resources Corp.		75,700	3,754,720
			35,710,172
NATURAL GAS—DISTRIBUTION	2.1%
AGL Resources		152,400	5,809,488
TOTAL UTILITIES			41,519,660
TOTAL COMMON STOCK (Identified cost—$245,931,425)			274,765,554
		Principal Amount
COMMERCIAL PAPER	0.0%
New Center Asset Trust, 4.15%, due 7/3/06 (Identified cost—$109,975)		$110,000	109,975
TOTAL INVESTMENTS (Identified cost—$246,041,400)	99.8%		274,875,529
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2%		489,133
NET ASSETS (Equivalent to $21.50 per share based on 12,805,250 shares of common stock outstanding)	100.0%		$275,364,662

Note: Percentages indicated are based on the net assets of the fund.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2006 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$246,041,400)	$274,875,529
Dividends receivable	1,049,325
Other assets	23,564
Total Assets	275,948,418
LIABILITIES:
Payable for dividends declared	280,342
Payable to investment manager	166,110
Payable for directors' fees	6,592
Payable to administrator	6,358
Other liabilities	124,354
Total Liabilities	583,756
NET ASSETS applicable to 12,805,250 shares of $0.001 par value common stock outstanding	$275,364,662
NET ASSETS consist of:
Paid-in capital	$237,555,608
Dividends in excess of net investment income	(5,143,386)
Accumulated undistributed net realized gain on investments	14,118,311
Net unrealized appreciation on investments	28,834,129
$275,364,662
NET ASSET VALUE PER SHARE:
($275,364,662 ÷ 12,805,250 shares outstanding)	$21.50
MARKET PRICE PER SHARE	$18.25
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(15.12)%

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2006 (Unaudited)

Investment Income:
Dividend income (net of $4,748 of foreign withholding tax)	$3,777,895
Interest income	36,358
Total Income	3,814,253
Expenses:
Investment management fees	1,008,011
Administration fees	75,386
Professional fees	61,083
Reports to shareholders	48,508
Directors' fees and expenses	26,788
Custodian fees and expenses	21,987
Transfer agent fees	12,126
Registration and filing fees	11,877
Miscellaneous	8,719
Total Expenses	1,274,485
Net Investment Income	2,539,768
Net Realized and Unrealized Gain on Investments:
Net realized gain on investments	14,118,326
Net change in unrealized appreciation on investments	7,616,578
Net realized and unrealized gain on investments	21,734,904
Net Increase in Net Assets Resulting from Operations	$24,274,672

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2006	For the Period January 31, 2005[a] through December 31, 2005
Change in Net Assets:
From Operations:
Net investment income	$2,539,768	$5,510,491
Net realized gain on investments	14,118,326	782,084
Net change in unrealized appreciation on investments	7,616,578	21,217,551
Net increase in net assets resulting from operations	24,274,672	27,510,126
Dividends and Distributions to Shareholders from:
Net investment income	(7,683,154)	(5,510,491)
Net realized gain on investments	—	(782,099)
Tax return of capital	—	(6,512,667)
Total dividends and distributions to shareholders	(7,683,154)	(12,805,257)
Capital Stock Transactions:
Increase in net assets from fund share transactions	—	243,968,000
Total increase in net assets	16,591,518	258,672,869
Net Assets:
Beginning of period	258,773,144	100,275
End of period[b]	$275,364,662	$258,773,144

a  Commencement of operations.

b  Includes dividends in excess of net investment income of $5,143,386 and $0, respectively.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Performance:	For the Six Months Ended June 30, 2006	For the Period January 31, 2005[a] through December 31, 2005
Net asset value, beginning of period	$20.21	$19.10
Income from investment operations:
Net investment income	0.20	0.43 [b]
Net realized and unrealized gain on investments	1.69	1.75
Total income from investment operations	1.89	2.18
Less dividends to shareholders from:
Net investment income	(0.60)	(0.43)
Net realized gain on investments	—	(0.06)
Tax return of capital	—	(0.51)
Total dividends and distributions to shareholders	(0.60)	(1.00)
Offering costs charged to paid-in capital	—	(0.04)
Dilutive effect of common share offering	—	(0.03)
Net increase in net assets	1.29	1.11
Net asset value, end of period	$21.50	$20.21
Market value, end of period	$18.25	$17.03
Total market value return[c,e]	10.70%	(10.03)%
Total net asset value return[c,e]	9.90%	11.81%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$275.4	$258.8
Ratio of expenses to average daily net assets[d]	0.95%	0.95%
Ratio of net investment income to average daily net assets[d]	1.89%	2.38%
Portfolio turnover rate[e]	31%	11%

a  Commencement of operations.

b  Based on average shares outstanding

c  Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

d  Annualized.

e  Not annualized.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Dividend Majors Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on September 13, 2004 and is registered under the Investment Company Act of 1940 as amended, as a diversified, closed-end management investment company. The fund's investment objective is to achieve high total return. The fund had no operations until December 23, 2004 when it sold 5,250 shares for $100,275 to Cohen & Steers Capital Management, Inc. Investment operations commenced on January 31, 2005.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Securities for which market prices are unavailable, or securities for which the investment manager determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund unless the shareholder has elected to have them paid in cash.

Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2006, the investment manager considers it likely that a portion of the dividends will be reclassified to return of capital and distributions of net realized capital gains upon the final determination of the fund's taxable income for the year.

Federal Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 2. Investment Advisory Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the fund's investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the fund with day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's Board of Directors.

For the services under the investment management agreement, the fund pays the investment manager an investment management fee, accrued daily and paid monthly, at an annual rate of 0.75% of the fund's average daily net assets.

Administration Fees: The fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the fund's average daily net assets. For the six months ended June 30, 2006 the fund paid the investment manager $53,761 in fees under this administration agreement. Additionally, the fund has retained State Street Bank and Trust Company as subadministrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the investment manager. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $854 from the fund for the six months ended June 30, 2006.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2006, totaled $84,051,705 and $85,792,463 respectively.

Note 4. Income Tax Information

As of June 30, 2006, the federal tax cost and net unrealized appreciation were as follows:

Cost for federal income tax purposes	$246,041,400
Gross unrealized appreciation	$33,785,557
Gross unrealized depreciation	(4,951,428)
Net unrealized appreciation	$28,834,129

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Common Stock

During the six months ended June 30, 2006 and for the period January 31, 2005 (commencement of operations) through December 31, 2005 the fund issued no shares of common stock for the reinvestment of dividends.

On January 31, 2005, the fund completed the initial public offering of 11,800,000 shares of common stock. Proceeds paid to the fund amounted to $224,908,000 after deduction of underwriting commissions and offering expenses of $11,092,000.

On February 18, 2005, the fund completed a subsequent offering of 800,000 shares of common stock. Proceeds paid to the fund amounted to $15,248,000 after deduction of underwriting commissions and offering expenses of $752,000.

On March 11, 2005, the fund completed a subsequent offering of 200,000 shares of common stock. Proceeds paid to the fund amounted to $3,812,000 after deduction of underwriting commissions and offering expenses of $188,000.

Additionally, the investment manager absorbed approximately $756,000 in offering expenses related to both the initial and subsequent offerings.

Note 6. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The fund will adopt FIN 48 during 2007 and the impact to the fund's financial statements, if any, is currently being assessed.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2006) (Unaudited)

Based on Net Asset Value		Based on Market Value
One Year	Since Inception (1/31/05)	One Year	Since Inception (1/31/05)
13.79%	15.62%	7.10%	–0.28%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Richard E. Helm has been appointed as a portfolio manager of the fund. He joined the investment manager in 2005 and is currently a senior vice president. Prior to joining the investment manager, Mr. Helm was a senior portfolio manager at WM Advisors for four years managing the WM Equity Income Fund. Previously, he was a portfolio manager at Northwestern Trust & Investors Advisory Co., TD Asset Management, Parametric Portfolio Associates and Morgan Stanley Investment Advisory.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

The Board of Directors of the fund has adopted a new investment policy to allow up to 20% of the funds' assets to be invested in foreign securities. Please note that the fund may be subject to investment risks with respect to foreign securities that are different in some respects from those of domestic issuers, including currency risks, future political and economic developments and possible imposition of foreign withholding taxes. In addition, there may be less publicly available information about a foreign issuer than a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Meet the Cohen & Steers family of open-end funds:

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

  •  Designed for investors seeking high current income, investing primarily in REITs

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

  •  Designed for investors seeking maximum capital appreciation, investing in a limited number of REITs and other real estate securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks.

  •  Symbols: DVFAX, DVFCX, DVFIX

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

James S. Corl
Vice president

Richard E. Helm
Vice president

William F. Scapell
Vice president

Robert S. Becker
Vice president

Lawrence B. Stoller
Secretary

Jay J. Chen
Treasurer and chief financial officer

Lisa D Phelan
Chief compliance officer

John E. McLean
Assistant secretary

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agent

The Bank of New York
101 Barclay Street
New York, NY 10286
(800) 432-8224

Legal Counsel

Stroock & Stroock & Lavan, LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: DVM

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

DIVIDEND MAJORS FUND

280 PARK AVENUE

NEW YORK, NY 10017

SEMIANNUAL REPORT

JUNE 30, 2006

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

e controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer (principal executive officer)

By:	/s/ Jay J. Chen
	Name:	Jay J. Chen
	Title:	Treasurer (principal financial officer)

Date: August 28, 2006